Exhibit 10.143

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) dated as of September 28, 2007, by and among BNP PARIBAS (“BNP”), U.S. BANK NATIONAL ASSOCIATION (“US Bank”, and together with BNP, the “New Lenders”), GCI HOLDINGS, INC., an Alaska corporation, GCI COMMUNICATION CORP., an Alaska corporation, GCI CABLE, INC., an Alaska corporation, GCI FIBER COMMUNICATION CO., INC., an Alaska corporation, POTTER VIEW DEVELOPMENT CO., INC., an Alaska corporation, and ALASKA UNITED FIBER SYSTEM PARTNERSHIP, an Alaska partnership (each individually, a “Borrower” and, collectively, the “Borrowers”), GCI, Inc., an Alaska corporation (“GCII”) and CALYON NEW YORK BRANCH, as Administrative Agent (“Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrowers, GCII, the Initial Lenders signatory thereto and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of August 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Third Amendment to the Credit Agreement, dated as of September 14, 2007, by and between the Borrowers, GCII, the Initial Lenders and the Administrative Agent (the “Third Amendment”) provides for the funding of the Incremental Loans in accordance with the terms and conditions set forth therein and pursuant to Section 2.2(g) of the Credit Agreement;

WHEREAS, the New Lenders are willing to commit to an aggregate increase in the Revolving Commitment in an amount equal to thirteen million, five hundred thousand dollars ($13,500,000) and to an aggregate increase in the Term Commitment in an amount equal to sixteen million, five hundred thousand dollars ($16,500,000) as more fully set forth on Exhibit A attached hereto;

WHEREAS, the Administrative Agent has agreed to sell and assign to US Bank and US Bank has agreed to purchase and assume from the Administrative Agent an interest in the Total Commitments in an aggregate amount equal to five million dollars ($5,000,000) pursuant to that certain Assignment and Acceptance Agreement, dated as of September 28, 2007, by and between US Bank and the Administrative Agent; and

WHEREAS, each New Lender is willing to join and become a party to the Credit Agreement and the other Loan Documents as a Lender in order to provide Incremental Loans pursuant to Section 2.2(g) of the Credit Agreement;

NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Joinder of New Lenders.

(a)       Joinder. Each of the New Lenders, each Borrower, the Administrative Agent and GCII, as Guarantor, hereby irrevocably acknowledges and agrees that each New Lender is a “Lender” within the meaning of, and subject to, the Credit Agreement and each other Loan Document and that each reference to “Lender”, “Lenders”, “Incremental Lender” or “Incremental Lenders” in the Credit Agreement, or any other Loan Document shall include the New Lenders. Pursuant to the Credit Agreement, as a Lender, each of the New Lenders is bound by each and every Loan Document to which all of the Lenders are party or bound as if it were an original signatory to each such Loan Document, and each of the New Lenders shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in each of such Loan Documents.

Further, each of the New Lenders (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as Lender.

2.         Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of originally executed counterparts thereof.

3.         Representations and Warranties. Each of the Borrowers hereby represents and warrants that each of the representations and warranties contained in each of the Loan Documents is true, correct and complete in all material respects as of the date hereof after giving effect to the Incremental Loans to the same extent as though made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date.

4.	General Provisions.

(a)       Acknowledgement and Consent. Guarantor hereby consents to the terms of this Agreement and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of Guarantor under each of the Loan Documents to which Guarantor is a party shall not be impaired and each of the Loan Documents to which Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

(b)       Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or the other Loan Documents, or (ii) to prejudice any right or rights which the Administrative Agent and Lenders, including the New Lenders, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

(c)       Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrowers, GCII, Administrative Agent and the Lenders, including the New Lenders, and their respective successors and assigns pursuant to the Credit Agreement.

(d)       Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(e)       GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Borrowers:

GCI HOLDINGS, INC.

GCI COMMUNICATION CORP.

GCI CABLE, INC.

GCI FIBER COMMUNICATION CO., INC.

POTTER VIEW DEVELOPMENT CO., INC.

each an Alaska corporation,

By: ___/s/ John M. Lowber____

Name: John M. Lowber

Title: Senior Vice President and Chief Financial Officer

ALASKA UNITED FIBER SYSTEM PARTNERSHIP,

an Alaska partnership

By: GCI COMMUNICATION CORP.,

its general partner

By: ___/s/ John M. Lowber____

Name: John M. Lowber

Title: Senior Vice President and Chief Financial Officer

By: GCI HOLDINGS, INC.,

its general partner

By: ___/s/ John M. Lowber____

Name: John M. Lowber

Title: Senior Vice President and Chief Financial Officer

GCI, INC.,

an Alaska corporation

By: ___/s/ John M. Lowber____

Name: John M. Lowber

Title: Senior Vice President and Chief Financial Officer

CALYON NEW YORK BRANCH,

as Administrative Agent

By: ___/s/ W. Michael George____

Name: W. Michael George

Title: Managing Director

By: ___/s/ John McCloskey____

Name: John McClosky

Title: Managing Director

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BNP PARIBAS,

as New Lender

By: ___/s/ Ola Anderssen____

Name: Ola Anderssen

Title: Director

By: ___/s/ Gregg Bonardi____

Name: Gregg Bonardi

Title: Director

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U.S. BANK NATIONAL ASSOCIATION, as New Lender

By: ___/s/ Thomas G. Gunder____

Name: Thomas G. Gunder

Title: Senior Vice President

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